Exhibit 99.1

XPO Announces Expiration, Results and Settlement of Cash Tender Offer for 6.250% Senior Notes Due 2025

GREENWICH, Conn., Nov. 18, 2022 — XPO (NYSE: XPO) today announced the expiration, results and settlement of its previously announced tender offer (the “Tender Offer”) to purchase for cash any and all of its outstanding 6.250% Senior Notes due 2025 (the “Notes”). $407,624,000 aggregate principal amount of Notes were validly tendered and not validly withdrawn on or prior to 5:00 p.m., New York City time, on November 17, 2022 (the “Expiration Time”), which amount of Notes the company accepted and purchased on November 18, 2022 (the “Final Settlement Date”). Holders of Notes that were validly tendered and not validly withdrawn on or prior to the Expiration Time received the total consideration of $1,022.50 per $1,000.00 principal amount of Notes tendered and accepted for purchase, plus accrued and unpaid interest from the last date on which interest had been paid to, but excluding, the Final Settlement Date. $112,376,000 in aggregate principal amount of Notes are outstanding on the date hereof after giving effect to the settlement of such tendered Notes.

The aggregate purchase price paid by the company was approximately $418 million. The amount paid was funded using the proceeds of a cash distribution paid by RXO, Inc. (“RXO”) to the company in connection with the separation of RXO from the company.

The Tender Offer expired at the Expiration Time and no tenders of Notes submitted after the Expiration Time are valid. The Tender Offer was subject to the satisfaction or waiver of certain conditions as set forth in the Offer to Purchase and Consent Solicitation Statement, dated October 19, 2022 (as amended or supplemented, the “Offer to Purchase”), all of which were satisfied or waived as of the Expiration Time.

This press release does not constitute an offer to sell, or a solicitation of an offer to buy, any security. No offer, solicitation, or sale will be made in any jurisdiction in which such an offer, solicitation, or sale would be unlawful.

Citigroup Global Markets, Inc. was the lead dealer manager (the “Lead Dealer Manager”) in the Tender Offer. Morgan Stanley & Co. LLC was the co-dealer manager in the Tender Offer (the “Co-Dealer Manager,” and each of the Lead Dealer Manager and the Co-Dealer Manager, a “Dealer Manager”). Global Bondholder Services Corporation served as the tender and information agent (the “Tender and Information Agent”) for the Tender Offer. Questions regarding the Tender Offer should be directed to the Lead Dealer Manager at (800) 558-3745 (toll-free), Liability Management Group Desk: (212) 723-6106 or at ny.liabilitymanagement@citi.com. Requests for copies of the Offer to Purchase and other related materials should be directed to the Tender and Information Agent at (855) 654-2015 (toll-free), (212) 430-3774 (collect) or at contact@gbsc-usa.com.

Wachtell, Lipton, Rosen & Katz acted as legal counsel to XPO in connection with the Tender Offer.

About XPO

XPO (NYSE: XPO) is one of the largest providers of asset-based less-than-truckload (LTL) transportation in North America, with proprietary technology that moves goods efficiently through its network. Together with its business in Europe, XPO serves approximately 43,000 shippers with 564 locations and 38,000 employees. The company is headquartered in Greenwich, Conn., USA.

Forward-Looking Statements

This release includes forward-looking statements within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. All statements other than statements of historical fact are, or may be deemed to be, forward-looking statements. In some cases, forward-looking statements can be identified by the use of forward-looking terms such as “anticipate,” “estimate,” “believe,” “continue,” “could,” “intend,” “may,” “plan,” “potential,” “predict,” “should,” “will,” “expect,” “objective,” “projection,” “forecast,” “goal,” “guidance,” “outlook,” “effort,” “target,” “trajectory” or the negative of these terms or other comparable terms. However, the absence of these words does not mean that the statements are not forward-looking. These forward-looking statements are based on certain assumptions and analyses made by the company in light of its experience and its perception of historical trends, current conditions and expected future developments, as well as other factors the company believes are appropriate in the circumstances.

These forward-looking statements are subject to known and unknown risks, uncertainties and assumptions that may cause actual results, levels of activity, performance or achievements to be materially different from any future results, levels of activity, performance or achievements expressed or implied by such forward-looking statements. Factors that might cause or contribute to a material difference include the risks discussed in our filings with the SEC and the following: economic conditions generally; the severity, magnitude, duration and aftereffects of the COVID-19 pandemic, including supply chain disruptions due to plant and port shutdowns and transportation delays, the global shortage of certain components such as semiconductor chips, strains on production or extraction of raw materials, cost inflation and labor and equipment shortages, which may lower levels of service, including the timeliness, productivity and quality of service, and government responses to these factors; our ability to align our investments in capital assets, including equipment, service centers and warehouses, to our customers’ demands; our ability to implement our cost and revenue initiatives; our ability to successfully integrate and realize anticipated synergies, cost savings and profit improvement opportunities with respect to acquired companies; goodwill impairment; matters related to our intellectual property rights; fluctuations in currency exchange rates; fuel price and fuel surcharge changes; natural disasters, terrorist attacks, wars or similar incidents, including the conflict between Russia and Ukraine and increased tensions between Taiwan and China; our ability to develop and implement suitable information technology systems and prevent failures in or breaches of such systems; our indebtedness; our ability to raise debt and equity capital; fluctuations in fixed and floating interest rates; our ability to maintain positive relationships with our network of third-party transportation providers; our ability to attract and retain qualified drivers; labor matters, including our ability to manage our subcontractors, and risks associated with labor disputes at our customers and efforts by labor organizations to organize our employees and independent contractors; litigation, including litigation related to alleged misclassification of independent contractors and securities class actions; risks associated with our self-insured claims; risks associated with defined benefit plans for our current and former employees; the impact of potential sales of common stock by our chairman; governmental regulation, including trade compliance laws, as well as changes in international trade policies, sanctions and tax regimes; governmental or political actions, including the United Kingdom’s exit from the European Union; and competition and pricing pressures.

All forward-looking statements set forth in this release are qualified by these cautionary statements and there can be no assurance that the actual results or developments anticipated by us will be realized or, even if substantially realized, that they will have the expected consequences to or effects on us or our business or operations. Forward-looking statements set forth in this release speak only as of the date hereof, and we do not undertake any obligation to update forward-looking statements to reflect subsequent events or circumstances, changes in expectations or the occurrence of unanticipated events, except to the extent required by law.

Investor Contact

Tavio Headley

+1-203-413-4006

tavio.headley@xpo.com

Media Contact

Karina Frayter

+1-203-484-8303

karina.frayter@xpo.com